SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant   |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

     |X| Preliminary Proxy Statement             |_| Confidential, For Use
                                                     of the Commission
                                                     Only (as permitted by
                                                     Rule 14a-6(e)(2)
|_| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Pursuant to Rule 14a-(11(c) or Rule 14a-12


                              INFINITE GROUP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     Name of Person(s) Filing Proxy Statement, if other than the registrant)
    ------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

|X| No Fee required

         January 23, 2006



         Dear Stockholder:



      You are invited to attend the Annual Meeting of Stockholders of Infinite Group, Inc. to be held on Friday, February 17, 2006 at 10:00 a.m., Pacific Time, at One America Plaza, 600 West Broadway, Second Floor, San Diego, CA 92101.



      At this year's meeting you will be asked to elect three directors; consider and approve the Infinite Group, Inc. 2005 Stock Option Plan; amend
Infinite Group's Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 60,000,000; and ratify the selection of the Company's independent auditors. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

      Your Board of Directors unanimously believes that the election of its nominees for directorships, the approval of our 2005 Stock Option Plan, the increase in the number of authorized shares of common stock and the ratification of its selection of independent auditors are in the best interests of Infinite Group and its stockholders and, accordingly, recommends a vote FOR the election of the nominees for director and FOR proposals 2, 3 and 4.

      In addition to the formal business to be transacted at the Annual Meeting, management will make a presentation on developments of the past year and respond to comments and questions of general interest to stockholders. I personally look forward to greeting those Infinite Group stockholders able to attend the meeting.

      Whether or not you plan to attend the Annual Meeting in person, it is important that your shares are represented. Therefore, please promptly complete, sign, date, and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. You are, of course, welcome to attend the Annual Meeting and vote in person even if you previously returned your proxy card.

      Thank you.

                                           Sincerely,



                                           Michael S. Smith
                                           President and Chief Executive Officer

                              INFINITE GROUP, INC.
                           595 Blossom Road, Suite 309
                               Rochester, NY 14610
                                 (585) 654-5525
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                           TO BE HELD FEBRUARY 17, 2006


                            ------------------------

To the Stockholders of Infinite Group, Inc.:



      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Infinite Group, Inc. ("Infinite Group") will be held at One America Plaza, 600 West Broadway, Second Floor, San Diego, CA 92101 on February 17, 2006, at 10:00 a.m., Pacific Time, for the following purposes:



      1.    To elect three directors, each to serve for a term of one year.

      2.    To consider and approve the Infinite  Group,  Inc. 2005 Stock Option
            Plan.

      3. To amend Infinite Group's Certificate of Incorporation to increase the number of shares of authorized common stock from 20,000,000 to 60,000,000.

      4. To ratify the appointment of Freed Maxick & Battaglia, CPAs, P.C. as Infinite Group's independent auditors for the fiscal years 2002, 2003, 2004 and 2005.

      5. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Only the stockholders of record at the close of business on December 12, 2005 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

      All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                         By Order of the Board of Directors

                                         /s/ Deanna Wohlschlegel

                                         Deanna Wohlschlegel, Secretary





Dated:    January 23, 2006

                              INFINITE GROUP, INC.


                                PROXY STATEMENT




This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Infinite Group, Inc., a Delaware corporation ("Infinite Group"), of proxies in the form enclosed for the Annual Meeting of Stockholders ("Annual Meeting") to be held at One America Plaza, 600 West Broadway, Second Floor, San Diego, CA 92101 on February 17, 2006, at 10:00 a.m., Pacific Time, and for any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this statement and the accompanying proxy will be mailed to stockholders is January 23, 2006.



Record Date and Quorum


Only stockholders of record at the close of business on December 12, 2005 (the "Record Date"), are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 19,856,881 shares of common stock, par value $.001 per share, outstanding ("Common Stock"). At the Annual Meeting, each share of Common Stock is entitled to one vote. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified.


Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for election of the director nominees named in this Proxy Statement; (ii) for approval of the Infinite Group 2005 Stock Option Plan ("2005 Plan"); (iii) for amendment of the Certificate of Incorporation to increase the number of authorized shares from 20,000,000 to 60,000,000 shares; (iv) for ratification of the appointment of Freed Maxick & Battaglia, CPAs, P.C. as independent auditors to audit the financial statements of Infinite Group for the fiscal years 2002, 2003, 2004 and 2005; and (v) in the proxyholders' discretion, on any other business that may come before the meeting and any adjournments of the meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under Infinite Group's bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Directors are elected by a plurality of the votes cast at the meeting. The affirmative vote of a majority of votes cast for or against the matter by stockholders entitled to vote is required to approve the 2005 Plan and to ratify the appointment of independent auditors. Approval of the proposed amendment to the certificate of incorporation to increase the number of shares of authorized common stock to 60,000,000 requires the affirmative vote of a majority of all outstanding shares of common stock.

Revocability of Proxy

A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Secretary of Infinite Group at or prior to the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Infinite Group telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Communications with our Board

Our stockholders may contact our Board or a specified individual director by writing to the Corporate Secretary, Infinite Group, Inc., 595 Blossom Road, Suite 309, Rochester, NY 14610. The Corporate Secretary shall forward all such communications (excluding routine advertisements, business solicitations and communications that he or she, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of our board of directors, or, if applicable, to the individual director(s) named in the correspondence with a courtesy copy to the chairman of our board of directors. It is Infinite Group's policy that directors are invited and encouraged to attend the Annual Meeting. All of our then directors attended our last annual meeting.

Board of Directors Meetings and Committees

During the year-ended December 31, 2004, the Board held two meetings, the Audit Committee two meetings, and the Compensation Committee one meeting. All directors attended more than 75% of the number of meetings of the Board and its committees on which they served.

Compensation Committee


The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of Infinite Group, reviews general policy matters relating to compensation and benefits of employees of Infinite Group, and administers the issuance of stock options to Infinite Group's officers, employees, directors and consultants. The Compensation Committee is comprised of Paul J. Delmore and Dr. Allan M. Robbins.

Audit Committee

The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Board has adopted a written charter for the Audit Committee. The Audit Committee is comprised of Paul J. Delmore and Dr. Allan M. Robbins, both of whom are "independent" (as defined in under Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards). During our most recent fiscal year, Paul J. Delmore, Chairman of the Audit Committee, was the "audit committee financial expert" as such term is defined in
Item 401(e)(1) of Regulation S-B.

The Audit Committee Charter is annexed as Appendix I to this proxy statement.

Nominating Committee

We do not have a standing nominating committee. The functions of a nominating committee are currently performed by the Board. In the event that we expand our Board in the future we will consider establishing a nominating committee and adopting a charter for such a committee.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT



The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2005 by:



      o each person known to us to be the beneficial owner of more than 5% of our outstanding shares;

      o     each of our directors;

      o each executive officer named in the Summary Compensation Table below;

      o     all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder. The address of record of each individual listed in this table, except if set forth below, is c/o Infinite Group, Inc., 595 Blossom Road, Suite 309, Rochester, NY 14610.



                                                                                 Shares of Common
                                                                                Stock Beneficially     Percentage of
                        Name of Beneficial Owner (1)                                Owned (2)            Ownership
--------------------------------------------------------------------------------    ---------            ---------
Michael S. Smith                                                                     1,516,500(4)           6.5%
Paul J. Delmore                                                                      4,884,500(5)          21.0%
Allan M. Robbins                                                                        57,500(6)           *
James D. Frost                                                                       2,000,000(7)           8.6%
William J. Carroll                                                                     794,900(8)           3.4%
All Directors and Officers (5 persons) as a group                                    9,253,400(3)          39.7%

5% Stockholders
David N. Slavny Family Trust
20 Cobble Creek Road

Victor, NY 14564                                                                     1,100,000              5.5%
Clifford G. Brockmyre (9)
c/o Laser Fare, Inc.

One Industrial Drive South

Smithfield, RI 02917                                                                 1,047,463              5.3%


---------------

* less than 1%

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days from December 31, 2005 pursuant to the exercise of options or warrants or upon the conversion of securities are deemed to be outstanding for the purpose of computing the percent of ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. On December 31, 2005, we had 19,856,881 shares of common stock outstanding.



(2) Assumes that all currently exercisable options or warrants or convertible notes owned by the individual have been exercised.

(3) Assumes that all currently exercisable options or warrants owned by members of the group have been exercised.


(4) Includes 526,500 shares subject to currently exercisable options and 500,000 shares subject to currently exercisable options which are subject to stockholder ratification.

(5) Includes (i) 4,827,000 shares owned of record by Upstate Holding Group, LLC, an entity wholly-owned by Mr. Delmore, (ii) 7,500 shares subject to currently exercisable options and (iii) 50,000 shares subject to currently exercisable options which are subject to stockholder ratification.

(6) Includes 7,500 shares subject to currently exercisable options and 50,000 shares subject to currently exercisable options which are subject to stockholder ratification.

(7) Includes 500,000 shares subject to currently exercisable options and 1,000,000 shares subject to currently exercisable options which are subject to stockholder ratification.

(8) Includes 794,900 shares subject to currently exercisable options which are subject to stockholder ratification.


(9) Includes 20,000 shares owned by Mr. Brockmyre's wife as to which shares Mr. Brockmyre disclaims beneficial ownership. The information with respect to this stockholder was derived from his Officers and Directors Questionnaire.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with during the year ended December 31, 2004, with the following exceptions: Allan M. Robbins, James D. Frost, Michael S. Smith, William J. Carroll, Paul J. Delmore and Upstate Holdings, LLC did not timely file their respective Annual Change in Beneficial Ownership of Securities on Form 5. With respect to any former directors, officers, and ten percent (10%) stockholders of Infinite Group, Infinite Group does not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS


                ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At this meeting three (3) directors are to be elected to serve for one-year terms, each to hold office until his successor is duly elected and qualified. The following nominees were selected by the Board of Directors of Infinite Group (the "Board") and are all currently Directors:


                                Michael S. Smith
                                 Paul J. Delmore
                                Allan M. Robbins

It is not contemplated that any nominee will be unable to serve as a director, but if such contingency should occur prior to the meeting, the persons named as proxies in the enclosed proxy or their substitutes will have the right to vote for substitute nominees. Mr. Smith is also an officer of Infinite Group. Certain information with respect to each nominee is stated below.



Our executive officers and directors and their respective ages, as of the Record Date, are as follows:


                                                                                                   Affiliated
Name                              Age         Position                                               Since
-----------------------------     -------     --------------------------------------------     -------------------
Michael S. Smith                  51          Chairman, President, Chief Executive                    1995
                                              Officer and Chief Financial Officer
Paul J. Delmore (1)               49          Director                                                2003
Allan M. Robbins (1)              54          Director                                                2003
James D. Frost                    56          Chief Technology Officer                                2003
William J. Carroll                58          Sr. VP, Federal Operations                              2005
Deanna Wohlschlegel               34          Secretary                                               2003



(1)   Members of the compensation and the audit committees of the Board.

      The principal occupation of each of our directors and executive officers for at least the past five years is as follows:

      Michael S. Smith became a director in 1995 and assumed the positions of chairman, president, chief executive officer and chief financial officer in January 2003. Before joining us, Mr. Smith co-founded and served as the president and chief executive officer of Micropub Systems International Inc., a brewery system manufacturer, from July 1997 to January 2003. Mr. Smith holds a BA degree from Cornell University and a JD degree from Cornell University School of Law.

      Paul J. Delmore became a director in April 2003 and is a member of the audit and compensation committees. Mr. Delmore is a Managing Partner of Simpson, Delmore, Greene LLP, a full service law firm located in San Diego, California. Mr. Delmore's practice includes representation of small companies, private and public, with respect to early formation issues, private placements, regulatory requirements for sale of securities, assistance with regulatory filing concerns and mergers and acquisitions. Mr. Delmore has a BA degree from the State University of New York at Oswego and a JD degree from the University of San Diego School of Law. Mr. Delmore is a member of the State Bar of California, the San Diego County Bar Association, the Association of Southern California Defense Counsel and the San Diego Defense Lawyers Association.

      Dr. Allan M. Robbins became a director in April 2003 and is a member of the audit and compensation committees. Dr. Robbins is the Medical Director and Chief Surgeon at Robbins Eye Associates and Robbins Laser Site in Rochester, New York. He has also served as the CEO of the Genesee Valley Eye Institute. Dr. Robbins is a board-certified ophthalmologist and completed his fellowship training at the University of Rochester. Dr. Robbins has been recognized and received the AMA Commendation for Continuing Medical Education as well as the Americas Top Ophthalmologists 2002-2003 Award from the Consumers Research Council of America. Dr. Robbins is a member of the New York State Medical Society, New York State Ophthalmologist Society, American Academy of Ophthalmology, American College of Surgeons, International Society of Refractive Surgery (ISRS), and the American Society of Cataract and Refractive Surgery (ASCRS). Dr. Robbins was on the Scientific Advisory Council for Phoenix Laser and a principal clinical investigator for the VISX laser during the FDA clinical trials.

      James D. Frost has been our chief technology officer since 2003. Mr. Frost is a Professional Engineer possessing over 25 years of experience at senior and executive levels in information technology, engineering, and environmental business units. Prior to joining us, Mr. Frost was the practice director for Ciber, Inc. where he was responsible for managing the technical IT practice for the federal systems division and the commercial division for the mid-atlantic region. Mr. Frost also led the business process re-engineering and start-up operations for multiple small business enterprises. He has served as the operations manager for ABB Environmental Services, and the deputy program manager and section head at Lee Wan & Associates in Oak Ridge, Tennessee. Mr. Frost has also served 20 years in the United States Navy as a Navy Civil Engineer Corps Officer.

      William J. Carroll has been our Senior Vice President, Federal Operations since May 2005. Prior to joining us, Mr. Carroll was the director of business development for the federal civilian team at EMC(2) since June 2004. While with EMC(2), Mr. Carroll was instrumental in introducing a number of major opportunities with the Department of Homeland Security, the Department of Justice and the Department of Transportation. He also held, and continues to hold, key leadership positions with several industry associations. Prior to joining EMC(2), Mr. Carroll led a distinguished 27-year career with the U.S. Immigration and Naturalization Service culminating with his appointment to District Director, Washington, D.C. District.

      Deanna Wohlschlegel has been our corporate secretary and controller since May 2003. Prior to that Ms. Wohlschlegel was corporate controller for Micropub Systems International, Inc. from January 1999 until joining Infinite Group. She has an associates degree in accounting from Finger Lakes Community College.

      All directors hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Officers are elected to serve, subject to the discretion of the Board, until their successors are appointed. All of the nominees have been approved, recommended and nominated for re-election to the Board by the Board.

      There are no family relationships among the director nominees or among our executive officers.

                             The Board Recommends a
               Vote FOR the Election of the Foregoing Nominees and
                   Proxies that are Returned will be so Voted
                          Unless Otherwise Instructed.

                                    * * * * *

                                 PROPOSAL NO. 2

                      APPROVAL OF THE INFINITE GROUP, INC.
                             2005 STOCK OPTION PLAN

The Board adopted the 2005 Plan, subject to stockholder approval, which provides for the grant to our employees, directors and consultants of incentive and non-qualified stock options to purchase 4,000,000 shares of Common Stock.

The purpose of the 2005 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen Infinite Group's ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to Infinite Group through recognition and the opportunity for stock ownership. The Compensation Committee of the Board will administer the 2005 Plan.

The following description of the 2005 Plan is a summary and is qualified in its entirety by reference to the 2005 Plan, a copy of which is annexed as Appendix II to this proxy statement.

Eligibility


Under the 2005 Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants. The 2005 Plan will expire 10 years from the date of stockholder approval.


Terms of Options

The 2005 Plan permits the granting of both incentive stock options and nonqualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of Infinite Group's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Compensation Committee may determine at the time it grants options.

Federal Income Tax Consequences

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to Infinite Group or the grantee. The exercise of a non-qualified stock option will require a recipient to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, a recipient will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Infinite Group will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the recipient is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Infinite Group or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.


                      Equity Compensation Plan Information

Securities Authorized for Issuance Under Equity Compensation Plans



We have stock option plans, which were adopted by our Board and approved by our stockholders, covering an aggregate of 1,840,000 unexercised shares of our Common Stock at December 31, 2005, consisting of both incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986 (the Code) and non-qualified options. The option plans are intended to qualify under Rule 16b-3 of the Securities Exchange Act of 1934. Incentive stock options are issuable only to our employees, while non-qualified options may be issued to non-employees, consultants, and others, as well as to employees. We also have a stock option plan which was adopted by our Board in March 2005, which has not yet been approved or ratified by our stockholders, covering an aggregate of 4,000,000 unexercised shares of our Common Stock at December 31, 2005, consisting of both incentive stock options within the meaning of Section 422 of the Code and non-qualified options.



The option plans are administered by the Compensation Committee, which determines those individuals who shall receive options, the time period during which the options may be partially or fully exercised, the number of share of Common Stock that may be purchased under each option, and the option price.

The per share exercise price of an incentive or non-qualified stock option may not be less than the fair market value of the Common Stock on the date the option is granted. The aggregate fair market value (determined as of the date the option is granted) of the shares of Common Stock for which incentive stock options are first exercisable by any individual during any calendar year may not exceed $100,000. No person who owns, directly or indirectly, at the time of the granting of an incentive stock option to him or her, more than 10% of the total combined voting power of all classes of stock of Infinite Group shall be eligible to receive any incentive stock option under the option plans unless the option price is at least 110% of the fair market value of our Common Stock subject to the option, determined on the date of grant. Non-qualified options are not subject to this limitation.

An optionee may not transfer an incentive stock option, other than by will or the laws of descent and distribution, and during the lifetime of an optionee, the option will be exercisable only by him or her. In the event of termination of employment other than by death or disability, the optionee will have thirty
(30) days after such termination during which to exercise the option. Upon termination of employment of an optionee by reason of death or permanent total disability, the option remains exercisable for one year thereafter to the extent it was exercisable on the date of such termination. No similar limitation applies to non-qualified options.



Pursuant to our option plans, each new non-employee director is automatically granted, upon becoming a director, an option to purchase 7,500 shares of our Common Stock at the fair market value of such shares on the grant date. In addition, each non-employee director is automatically granted an option to purchase 5,000 shares at the fair market value of such shares on the date of grant, on the date of our annual meeting of stockholders. These options vest 1/3 upon grant and 1/3 at the end of each subsequent year of service. In April 2003, we granted 7,500 options to each of our two new directors. In addition to the foregoing, in March 2005, we granted 50,000 non-qualified options to each of our two outside directors. As of December 31, 2005, we have granted 141,500 options to members of the Board, all of which are exercisable at December 31, 2005 at prices ranging from $.10 to $7.80.



Options under the option plans must be granted within 10 years from the effective date of each respective plan. Incentive stock options granted under the plan cannot be exercised more than 10 years from the date of grant, except that incentive stock options issued to greater than 10% stockholders are limited to four-year terms. All options granted under the plans provide for the payment of the exercise price in cash or by delivery of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price of the options being exercised, or by a combination of such methods of payment. Therefore, an optionee may be able to tender shares of Common Stock to purchase additional shares of Common Stock and may theoretically exercise all of his stock options without making any additional cash investment.

Any unexercised options that expire or that terminate upon an optionee's ceasing to be affiliated with Infinite Group become available once again for issuance.



The following table summarizes as of December 31, 2005 the (i) currently exercisable options granted under our plans and (ii) all other securities subject to contracts, options, warrants and rights or authorized for future issuance outside our plans. The shares covered by outstanding options or authorized for future issuance are subject to adjustment for changes in capitalization stock splits, stock dividends and similar events.

                                                                       Equity Compensation Plan Table
                                                   ----------------------------------------------------------------------
                                                                                                  Number of securities
                                                   Number of securities    Weighted-average      remaining available for
                                                    to be issued upon      exercise price of      future issuance under
                                                       exercise of            outstanding       equity compensation plans
                                                   outstanding options,    options, warrants      (excluding securities
                                                   warrants and rights        and rights        reflected in column (a))
                                                           (a)                    (b)                       (c)
                                                   --------------------    -----------------    -------------------------
Equity Compensation Plans Approved By
Security Holders (1)                                    1,319,000                $0.16                  521,000

Equity Compensation Plans Not Approved By
Security Holders (2)                                    2,743,400                $0.18                1,256,600

Warrants Granted to Service Providers (3)                  75,000                $2.40                    0
                                                        ---------                -----                ---------

Total                                                   4,137,400                $0.22                1,777,600
                                                        ---------                -----                ---------


(1)   Includes the 1995, 1996, 1997, 1998 and 1999 Stock Option Plans

(2)   Includes the 2005 Stock Option Plan


(3) Consists of warrants to purchase 75,000 shares of Common Stock issued to a service provider in connection with debt financings in 2002, which are exercisable at $2.40 per share and expire in 2007.


At December 31, 2005, we had notes payable and accrued interest of $359,050 due to Dr. Allan M. Robbins, a member of our Board, and $553,851 due to Northwest Hampton Holdings, LLC. These notes and accrued interest are convertible into shares of our Common Stock at $.05 per share at the option of the note holder at any time after 60 days following the date on which the stockholders of Infinite Group vote to authorize a sufficient number of shares to permit such conversion, provided that such conversions do not result in a change of control that would limit Infinite Group's utilization of its net operating loss carryforwards. If the principal and accrued interest were converted in full, we would be required to issue 7,181,000 common shares to the Dr. Robbins and 11,077,020 common shares Northwest Hampton Holdings, LLC.

As of December 31, 2005 if all of the aforementioned incentive and non-qualified options and warrants were to be exercised and notes including accrued interest were to be converted to shares of our Common Stock, we would be obligated to issue an additional 22,395,420 common shares.

The following table summarizes the number and value of unexercised options granted under the 2005 Plan and held as of December 31, 2005. The realizable value of options represents the positive spread between the exercise price of any such option and the market value of Common Stock on December 31, 2005.



                     Grants Under the 2005 Stock Option Plan
                                                                              Number of Shares
                                                                              of Common Stock
                                                    RealizableValue of           Underlying
                                                   Outstanding Options           Outstanding
               Name and Position                         ($) (3)                  Options
               -----------------                   -------------------        ----------------
Michael S. Smith                                         $     --                  500,000
James D. Frost                                           $ 80,000                1,000,000
William J. Carroll                                       $ 87,085                  794,900
All executive officers (4 persons) as a group(1)         $168,085                2,314,900
All non-executive directors (2 persons) as a             $ 15,000                  100,000
group(2)
All employees as a group (not including                  $  7,760                  278,500
executive officers)
Service provider                                         $  4,500                   50,000
Number of Options Awarded                                                        2,743,400
Number of Options Remaining Available For
Future Issuance                                                                  1,256,600



(1)   Includes  options  granted  to  Deanna   Wohlschlegel,   Infinite  Group's
      Secretary and Controller.

(2)   Consist of Paul J. Delmore and Dr. Allan M. Robbins.



(3) For the purpose of this calculation value is based upon the difference between the exercise price of the outstanding options and the closing stock price at December 31, 2005 of $.25 per share.



                 The Board Unanimously Recommends A Vote FOR the
             Approval of the Infinite Group 2005 Stock Option Plan.

                                    * * * * *

                                 PROPOSAL NO. 3

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                     TO INCREASE NUMBER OF AUTHORIZED SHARES


Our Certificate of Incorporation, as amended, currently authorizes the issuance of 20,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. On November 15, 2005, the Board adopted a resolution, subject to stockholder approval, to amend Article Fourth of our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 60,000,000.


Of the currently authorized shares of Common Stock, 19,856,881 were issued and outstanding as of December 31, 2005. As a result, 143,119 shares of Common Stock remain available for issuance as of that date. Of these remaining shares, 75,000 are reserved for issuance upon exercise of outstanding warrants issued to a service provider in connection with debt financings in 2002, which are exercisable at $2.40 per share and expire in 2007.

The Board believes that the proposed increase in the number of shares of authorized Common Stock is appropriate so that shares will be available, if needed, for issuance in connection with outstanding debt conversions, future equity financings, possible acquisitions, stock splits, stock dividends, equity compensation plans and for other proper corporate purposes without further action by our stockholders, except as required by applicable law, regulation or rule. We have no present agreements, commitments or plans to issue any of these shares, other than up to 1,319,000 shares which may be issued upon exercise of currently outstanding options under our 1995, 1996, 1997, and 1999 stock option plans which were approved by stockholders and up to 2,743,400 shares which may be issued upon exercise of currently outstanding options under our 2005 Stock Option Plan which is the subject of proposal number two above, However, at (i) December 31, 2005, subject to the limitations described below, we have a total of $912,901 in convertible debt and accrued interest outstanding that, if converted, would result in the issuance of up to 18,258,020 shares of Common Stock and (ii) the grant and exercise of all the options available for grant under our existing equity compensation plans would result in the issuance of up to 5,840,000 shares of Common Stock.

During 2004 and 2003, to raise proceeds for working capital purposes to fund current liabilities and provide cash for operations we issued the following notes:

      (i) various convertible notes payable to Dr. Allan M. Robbins, a Board member, in the aggregate principal amount of $314,000 bearing interest at 6% per annum which matures on January 1, 2016 (the "Robbins Note"). The Robbins Notes were issued as follows:

            i.    on February 25, 2003 in the principal amount of $25,000;

            ii.   on April 15, 2003 in the principal amount of $15,000;

            iii.  on April 25, 2003 in the principal amount of $60,000;

            iv.   on May 22, 2003 in the principal amount of $40,000;

            v.    on July 2, 2003 in the principal amount of $60,000;

            vi.   on December 4, 2003 in the principal amount of $40,000;

            vii.  on January 7, 2004 in the principal amount of $4,000; and

            viii. on February 26, 2004 in the principal amount of $70,000;

      As of December 31, 2005, the outstanding balance of the Robbins Note, including interest, was $359,050;

      (ii) on August 5, 2003 a convertible note payable to Northwest Hampton Holdings, LLC in the aggregate principal amount of $203,324 bearing interest at 7.75% per annum which matures on January 1, 2016 (the "Hampton Note"). As of December 31, 2005, the outstanding balance of the Hampton Note, including interest, was $250,447; and

      (iii) various other convertible notes to Northwest Hampton Holdings, LLC, in aggregate principal amount of $317,800 bearing interest at 6% per annum which matures on January 1, 2016 (the "Various Hampton Notes"). The Various Hampton Notes were issued as follows:

            i.    on January 16, 2003 in the principal amount of $100,000;

            ii.   on July 17, 2003 in the principal amount of $100,000;

            iii.  on October 23, 2003 in the principal amount of $800;

            iv.   on November 5, 2003 in the principal amount of $3,000;

            v.    on November 6, 2003 in the principal amount of $40,000;

            vi.   on December 22, 2003 in the principal amount of $50,000;

            vii.  on January 30, 2004 in the principal amount of $2,000; and

            viii. on March 11, 2004 in the principal amount of $22,000.

            On December 6, 2005, $25,000 of the principal of the Various Hampton Notes was converted by the holder into 500,000 shares of Common Stock reducing the principal balance to $292,800. As of December 31, 2005, the outstanding balance of the Various Hampton Notes, including interest, was $303,404.


Generally, upon notice, prior to the note maturity date, we can prepay all or a portion of the outstanding note principal; provided, however, at no time can we prepay an amount that would result in a change of control and limit the use of our net operating loss carryforwards if the same amount were converted by the note holder.


As of January 1, 2006, the interest rate on each of the Robbins Notes, Hampton Note and Various Hampton Notes (collectively, the "Notes") increased to 8% per annum. Thereafter, the interest rate will be adjusted annually, on January 1st of each year, to a rate equal to the prime rate in effect on December 31st of the immediately preceding year, plus one and one quarter percent, and in no event, shall the interest rate be less than 6% per annum.


The Notes are convertible into shares of Common Stock subject to the following limitations:


      1. Following stockholder approval of this proposal and sixty days after the related amendment to our certificate of incorporation is effective under applicable law, upon written notice to us, all or part of the outstanding principal and accrued interest on the Notes are convertible into shares of Common Stock at $.05 per share, which was the fair market value of a share of Common Stock on the respective issuance date of each of the Notes.


      2. The shares of Common Stock issuable upon the proposed conversion will not result in a change in control of Infinite Group which would limit the use of our net operating loss carryforwards; provided, however, if we close a transaction with another third party or parties that results in a change of control which will limit the use of our net operating loss carryforwards, then the change of control provision shall no longer be in effect.

      3. Prior to any conversion by a requesting note holder, each note holder holding a Note which is then convertible into 5% or more of our Common Stock shall be entitled to participate on a pari passu basis with the requesting note holder and upon any such participation the requesting note holder shall proportionately adjust his conversion request such that, in the aggregate, a change of control which will limit the use of our net operating loss carryforwards does not occur.


In the event that the entire principal and accrued interest of the Notes at December 31, 2005 were converted into shares of our Common Stock, the holders of the Notes would own 18,758,020 shares (including 500,000 shares of Common Stock owned by Northwest Hampton Holdings, LLC) or 49.2% of the then issued and outstanding shares of our Common Stock resulting in their ability to effect control over our operations.


Infinite Group's stockholders, under its Certificate of Incorporation, do not have preemptive rights to subscribe to additional securities that may be issued by Infinite Group. This means that current stockholders do not have a prior right to purchase any new issue of Infinite Group capital stock in order to maintain their proportionate ownership of Common Stock. In addition, if Infinite Group issues additional shares of Common Stock or other securities convertible into Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized Common Stock could also discourage or hinder efforts by other parties to obtain control of Infinite Group, thereby having an anti-takeover effect. The increase in authorized shares of Common Stock is not being proposed in response to any known threat to acquire control of Infinite Group.

A copy of the proposed amendment to our Certificate of Incorporation is attached as Appendix III to this proxy statement.

           The Board unanimously recommends a vote FOR this proposal.

                                    * * * * *

                                 PROPOSAL NO. 4

                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

Infinite Group is recommending that the stockholders ratify the appointment of Freed Maxick & Battaglia, CPAs, P.C. as its independent public accountants for 2002, 2003, 2004 and 2005. Freed Maxick & Battaglia, CPAs, P.C. audited Infinite Group's financial statements for the fiscal year ended December 31, 2004. The report of Freed Maxick & Battaglia, CPAs, P.C. with respect to Infinite Group's financial statements appears in Infinite Group's annual report for the fiscal year ended December 31, 2004. A representative of Freed Maxick & Battaglia, CPAs, P.C. will attend the meeting by telephone and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions through conference telephone. In the event the stockholders fail to ratify the appointment, the Board will consider it a directive to consider other Independent Public Accountants for the subsequent year.

             The Board Recommends a Vote FOR the Ratification of the Appointment of Freed Maxick & Battaglia, CPAs, P.C. for Fiscal Years 2002,
                            2003, 2004 and 2005 and
                   Proxies that are Returned will be so Voted
                          Unless Otherwise Instructed.

                                    * * * * *

                             AUDIT COMMITTEE REPORT

The Audit Committee is comprised of two non-management Directors and operates pursuant to a written Charter, both of whom are "independent" (as defined in under Rule 4200(a)(15) of the NASD listing standards). During fiscal 2004, the Audit Committee held one meeting and one private session with our independent auditors. The Audit Committee's purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors' qualifications and independence, (iv) the performance of our internal audit function and independent auditors and (v) our management of market, credit, liquidity and other financial and operational risks; to decide whether to appoint, retain or terminate our independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this audit committee report. The Board has determined that each member is financially literate and at least one member of the Audit Committee has accounting or related financial management expertise, as such qualifications are defined under NASD listing standards, and that Mr. Delmore is an "audit committee financial expert" as such term is defined in Item 401(e)(1) of Regulation S-B.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has received the written disclosures and the letter from its independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors, of Freed Maxick & Battaglia, CPAs, P.C., the auditors' independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.


During  fiscal  2004,  the  Audit  Committee  performed  all of its  duties  and responsibilities under the Audit Committee Charter. The Audit Committee has reviewed and discussed with management Infinite Group's audited financial statements for the year ended December 31, 2004. In addition, based on the reports and discussions described in this Report, the Audit Committee recommended to the Board that the audited financial statements of Infinite Group for fiscal 2004 be included in its Annual Report on Form 10-KSB for such fiscal year.

Audit Committee Matters and Fees Paid to Independent Auditors

Under its charter, the Audit Committee must pre-approve all engagements of our independent auditor unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the Audit Committee before the filing of the preceding year's Annual Report on Form 10-KSB. At the beginning of the fiscal year, the Audit Committee will evaluate other known potential engagements of the independent auditor, including the scope of the work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At each subsequent Audit Committee meeting, the Audit Committee will receive updates on the services actually provided by the independent auditor, and management may present additional services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. This might occur, for example, if we proposed to execute a financing on an accelerated timetable. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting.

Since the May 6, 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Freed Maxick & Battaglia, CPAs, P.C. was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

Audit Committee Pre-Approved Policies and Procedures

The Audit Committee will pre-approve audit services and non-audit services to be provided by Infinite Group's independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

      The aggregate fees billed by our principal accounting firm, Freed Maxick & Battaglia, CPA's, PC, for fees billed for fiscal years ended December 31, 2004 and 2003 are as follows:

                                                            2004          2003
                                                          -------        -------
Audit fees                                                $66,032        $82,712
Audit related fees                                             --             --
                                                          -------        -------
                                                          $66,032        $82,712
Total audit and audit related fees
Tax fees                                                       --             --
All other fees                                                 --             --
                                                          -------        -------
                                                          $66,032        $82,712
                                                          =======        =======
Total fees

Audit-Related Fees

The Audit Related fees were zero for the periods presented.

Tax Fees

The tax fees were zero for the periods presented.

All Other Fees

All other fees were zero for the periods presented.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


The Summary Compensation Table below includes, for each of the fiscal years ended December 31, 2002, 2003, 2004 and 2005 individual compensation for services to Infinite Group and its subsidiaries paid to: (1) the Chief Executive Officer, and (2) the other most highly paid executive officers of Infinite Group in 2002, 2003, 2004 and 2005 whose salary and bonus exceeded $100,000 (together, the "Named Executives").

                                                                                                         All other
          Name and Principal Position               Year       Salary              Bonus              compensation (1)
------------------------------------------------- --------- -------------    -------------------    ---------------------
Michael S. Smith
President, Chief Executive Officer, Chief           2005       $179,086           $  5,005                 $  2,036
Financial Officer and Director commencing May       2004       $181,789           $  3,500                 $    854
1, 2003, Director                                   2003       $108,856           $ 30,000                     --
                                                    2002           --                 --                       --

Mark J. Ackley
Chief Operating Officer and Director of             2005           --                 --                       --
Business Development commencing April               2004       $173,682           $ 10,000                     --
19, 2003 (2)                                        2003       $103,846           $ 15,000                     --
                                                    2002           --                 --                       --
William J. Carroll
Senior Vice President,                              2005       $168,750               --                   $    564
Federal Operations commencing                       2004           --                 --                       --
April 8, 2005                                       2003           --                 --                       --
                                                    2002           --                 --                       --

James D. Frost                                      2005       $201,923               --                   $    502
Chief Technology Officer and Director of            2004       $173,978           $ 10,000                     --
Delivery commencing May 12, 2003                    2003       $ 89,423           $ 15,000                     --
                                                    2002           --                 --                       --

Clifford G. Brockmyre II
President and Chief Executive Officer               2005           --                 --                       --
through January 3, 2003, CEO Laser Fare from        2004           --                 --                       --
January 3, 2003 through December 31, 2003           2003       $149,376           $  1,500                     --
                                                    2002       $106,672               --                       --

Clifford G. Brockmyre III
President Laser Fare, Inc.                          2005           --                 --                       --
through December 31, 2004                           2004       $ 90,679           $  1,050                     --
                                                    2003       $107,655           $  2,099                     --
                                                    2002       $108,718               --                       --



(1) Reflects stock grants, matching contributions to the employee's IRA Plan and life insurance premiums paid by Infinite Group.


(2)   Mr. Ackley's employment was terminated in March 2005.

Employment Agreements

In 2003, we entered into employment agreements with Messrs. Smith, Ackley and Frost. These agreements are essentially identical and provide, among other things, for annual base compensation of $150,000 for five-year terms. In addition, each agreement provides for the issuance of 500,000 shares of our common stock with a value of $25,000 as of the date of issuance and 500,000 employee stock options exercisable at $.05 per share. Each agreement also provides for, among other things, incentive compensation, termination benefits in the event of death, disability and termination for other than cause, and a covenant against competition. Mr. Ackley's employment was terminated for cause in March, 2005.

Stock Options


The following table sets forth certain information regarding options granted by us in 2005 through December 31, 2005 to each of the Named Executives. There were no stock options granted to the Named Executives in 2004.


                                 Number of Shares      Percent of Total
                                  of Common Stock     Options Granted to
             Name                Underlying Option     Employees in Year    Exercise Price ($/Sh)     Expiration Date
  ---------------------          -----------------     -----------------    ---------------------     ---------------
  James D. Frost                        500,000            18.2%                    $ .09                3/9/2015
  James D. Frost                        500,000            18.2%                    $ .25                3/9/2015
  Michael S. Smith                      500,000            18.2%                    $ .25                3/9/2015
  William J. Carroll                    750,000            27.4%                    $ .13                4/18/2015
  William J. Carroll                      7,500              .3%                    $ .14                7/1/2015
  William J. Carroll                     37,400             1.4%                    $ .35                10/1/2015
  Paul J. Delmore                        50,000             1.8%                    $ .10                3/30/2015
  Allan M. Robbins                       50,000             1.8%                    $ .10                3/30/2015
                                    -----------           ------
    Total                             2,394,400            87.3%
                                      =========            =====




The following table provides information with respect to options exercised by the named executive officers for the twelve months ended December 31, 2005 and the number and value of unexercised options held by the named executive officers as of December 31, 2005.




                                    Number of                    Number of Shares Underlying         Value of Unexercised
                                     Shares          Dollar        Unexercised Options at          In-the-Money Options at
                                   Underlying        Value           December 31, 2005              December 31, 2005 (1)
                                    Options       Realized on    ----------------------------   ------------------------------
             Name                  Exercised        Exercise     Exercisable   Nonexercisable   Exercisable     Nonexercisable
             ----                  ---------        --------     -----------   --------------   -----------     --------------
Michael S. Smith                      --               $--         1,000,000         --           $ 100,000          $--
William J. Carroll                    --               $--           794,400         --           $  87,085          $--
James D. Frost                        --               $--         1,500,000         --           $ 180,000          $--
Paul J. Delmore                       --               $--            57,500         --           $   8,625          $--
Allan M. Robbins                      --               $--            57,500         --           $   8,625          $--
                                     -----             -----       ---------        -----         ---------          -----
Total                                 --               $--         3,409,400         --           $ 384,335          $--
                                     =====             =====       =========        =====         =========          =====



(1) For the purpose of this calculation value is based upon the difference between the exercise price of the options and the stock price at December 31, 2005 of $.25 per share.



Compensation of Directors



Pursuant to our option plans, each new non-employee director is automatically granted, upon becoming a director, an option to purchase 7,500 shares of our Common Stock at the fair market value of such shares on the grant date. In addition, each non-employee director is automatically granted an option to purchase 5,000 shares at the fair market value of such shares on the date of grant, on the date of our annual meeting of stockholders. These options vest 1/3 upon grant and 1/3 at the end of each subsequent year of service. In April 2003, we granted 7,500 options to each of our two new directors. In addition to the foregoing, in March 2005, we granted 50,000 non-qualified options to each of our two outside directors under our 2005 Plan. As of December 31, 2005, we have granted 141,500 options to members of the board of directors, all of which are exercisable at December 31, 2005 at prices ranging from $.10 to $7.80.

Limitation of Directors' Liability and Indemnification


The Delaware General Corporation Law (the "DGCL") authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of directors' fiduciary duty of care. The Infinite Group's Certificate of Incorporation limits the liability of its directors to Infinite Group or its stockholders to the fullest extent permitted by Delaware law.


Infinite Group's Certificate of Incorporation provides mandatory indemnification rights to any officer or director of Infinite Group who, by reason of the fact that he or she is an officer or director of Infinite Group, is involved in a legal proceeding of any nature. Such indemnification rights include reimbursement for expenses incurred by such officer or director in advance of the final disposition of such proceeding in accordance with the applicable provisions of the DGCL. Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be provided to officers and directors or persons controlling Infinite Group, Infinite Group has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None of the Directors serving on the Compensation Committee of our board is employed by Infinite Group. In addition, none of our Directors or executive officers of Infinite Group is a director or executive officer of any other corporation that has a director or executive officer who is also a member of our Board.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Clifford G. Brockmyre II was the President and Chief Executive Officer of our Laser Fare, Inc. subsidiary until December 31, 2003. Mr. Brockmyre's son, Clifford G. Brockmyre III, was employed as the General Manager of our Laser Fare, Inc. subsidiary at an annual salary of $100,000 through December 31, 2004, at which time the business, assets and certain liabilities of Laser Fare were sold. Mr. Brockmyre is no longer affiliated with us.

We believe that Mr. Brockmyre's employment with Laser Fare was on terms no less favorable to us than could have been obtained from third parties. As a matter of policy, in order to reduce the risks of self-dealing or a breach of the duty of loyalty to Infinite Group, all transactions between Infinite Group and any of its officers, directors or principal stockholders are for bona fide purposes and are approved by a majority of the disinterested members of our Board.



At December 31, 2005, we had notes payable and accrued interest of $359,050 due to Dr. Allan M. Robbins, a member of our board of directors, and $553,851 due to Northwest Hampton Holdings, LLC. These notes and accrued interest are convertible into shares of our common stock at $.05 per share at the option of the note holder at any time after 60 days following the date on which the stockholders of Infinite Group vote to authorize a sufficient number of shares to permit such conversion, provided that such conversions do not result in a change of control that would limit the Infinite Group's utilization of its net operating loss carryforwards. If the principal and accrued interest were converted in full, we would be required to issue 7,181,000 common shares to the Dr. Robbins and 11,077,020 common shares to Northwest Hampton Holdings, LLC at December 31, 2005. Northwest Hampton Holdings, LLC is the beneficial owner of 500,000 shares of our Common Stock at December 31, 2005.

                                  OTHER MATTERS

Infinite Group knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

Stockholder Proposals

Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders for 2006 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in Infinite Group's 2006 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than 120 prior to the anniversary date of filing this definitive proxy statement. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions, as well all of our other employees and directors. This Code of Ethics is posted and can be viewed on our website at www.us-igi.com.

Proxy Materials


We will mail our 2004 Annual Report, this Proxy Statement and the accompanying proxy card to stockholders beginning on or about January 3, 2006. The Annual Report and Proxy Statement will also be available on the Internet at www.us-igi.com. The Annual Report is not part of our proxy soliciting materials.


Reports and Financial Statements


Infinite Group's Annual Report on Form 10-KSB for the year ended December 31, 2004 including the financial statements and financial statement schedules included therein is included with this proxy material. The management's discussion and analysis of financial condition and results of operations and financial statements contained in the Annual Report are incorporated herein by reference and are part of this soliciting material.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Deanna Wohlschlegel
                                              ----------------------------------
                                              Deanna Wohlschlegel, Secretary



Dated:   Rochester, New York
         January 23, 2006

                                   APPENDIX I

                              INFINITE GROUP, INC.
                             AUDIT COMMITTEE CHARTER

Composition

The Audit Committee shall be composed of at least two outside directors who are independent (as defined below) of the management of the company and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. The Audit Committee must consist of directors who are financially literate and at least one director must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Independent Directors

The relationships that disqualify a director from being considered "independent" for purposes of serving as a member of the audit committee are, if among other things, he or she has:

      o Been employed by the Company or its affiliates in the current or past three years;

      o Accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

      o An immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;


      o Been a partner, controlling stockholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or


      o Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.


Objective of the Audit Committee


The Audit Committee shall assist the board of directors in fulfilling its responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of the financial reports of the company.

Specific Responsibilities of the Audit Committee

In fulfilling its objective, the Audit Committee shall have the responsibility with respect to:

The Company's Risk and Control Environment:

      o To review management's overview of the risks, policies, procedures and controls surrounding the integrity of financial reporting and, particularly, the adequacy of the Company's controls in areas representing significant financial and business risks;

      o To review, with the Company's counsel, legal matters, including litigation, compliance with securities trading policies, the foreign corrupt practices act and other laws, having a significant impact on the Company's business or its financial statements, and

      o To investigate and matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate;

The Hiring and Firing of and Relationship with the Independent Accountants:

      o To participate, on behalf of the board of directors, in the process by which the Company selects the independent accountants to audit the Company's financial statements, evaluate annually the effectiveness and objectivity of such accountants, and recommend the engagement or replacement of independent accountants to the board of directors;


      o To have an open line of communications with the independent accountants, who shall have ultimate accountability to the board of directors and the audit committee, as representatives of the stockholders;


      o To approve the fees and other compensation paid to the independent accountants; and

      o To review the independence of the independent accounts prior to engagement, annually discuss with the independent accountants their independence annually based upon the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard and discuss with the board of directors any relationship that may adversely affect the independence of the independent accountants.

The Financial Reporting Process:

      o     To  meet  with  the   independent   accountants  and  the  financial
            management of the Company with respect to major changes to the Company's auditing and accounting principles;

      o     To  meet  with  the   independent   accountants  and  the  financial
            management of the Company together and separately with the independent accountants (a) prior to the performance by the independent accountants of the audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants' judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, the consistency of application of the Company's accounting policies and the clarity, consistency, and completeness of the entity's accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Company and any recommendations for improvement of such internal control procedures or for new or mere detailed controls or procedures of the Company, (iii) any other results of the audit, including any comments or recommendations, and (iv) the views of the independent accountants with respect to the financial, accounting, and auditing personnel and the cooperation that the independent accountants received during the course of the audit;

      o To review and discuss with the independent accountants and the financial management of the Company the Company's financial results before they are made public. In general, the chairman of the audit committee may represent the entire committee with respect to the review and discussions about interim financial results; and

      o To review other reports submitted by the Company to any governmental body or the public, including any certification, reports, opinion or review rendered by the independent accountants;

Other Responsibilities of the Audit Committee:

      o     To  review  and  update  periodically  the  charter  for  the  Audit
            Committee;

      o To review, assess, and approve or disapprove conflicts of interest and related-party transactions;

      o To review accounting, financial, human resources and succession planning within the Company;

      o To meet at least two times annually, or more frequently as circumstances dictate;

      o To report to the board of directors the matters discussed at each committee meeting;

      o To assess the performance of the audit committee members through a self-assessment process, led by the chairman of the committee; and

      o To keep an open line communication with the financial and senior management, the independent accountants, and the board of directors.

                                   APPENDIX II

                              INFINITE GROUP, INC.

                             2005 STOCK OPTION PLAN

      1. PURPOSES. The purposes of this Stock Option Plan (the "Plan") are to attract and retain the best qualified personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries, if any (as defined in Section 2 below), as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business.

      Options granted hereunder may be either "incentive stock options" as defined in Section 422A of the Internal Revenue Code, or "non-qualified stock options," at the discretion of the Board and as reflected in the terms of the written instrument evidencing an Option.

      2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

            (b) "Common Stock" shall mean the Common Stock of the Company, par value $.001 per share.

            (c)  "Company"   shall  mean  Infinite   Group,   Inc.,  a  Delaware
corporation.

            (d) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

            (e) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

            (f) "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            (h) "Incentive Stock Option" shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

            (i) "Non-qualified Stock Option" shall mean a stock option not intended to qualify as an Incentive Stock Option.

            (j) "Option" shall mean a stock option granted pursuant to the Plan.

            (k) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (l) "Optionee" shall mean an Employee or other person who receives an Option.

            (m) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Internal Revenue Code of 1986, as amended.

            (n) "Securities Act" shall mean the Securities Act of 1933, as amended.

            (o) "SEC" shall mean the Securities and Exchange Commission.

            (p) "Share" shall mean a share of Common Stock, as adjusted in accordance with Section 11 of the Plan.

            (q) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended.

      3. STOCK.

            Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is four million (4,000,000) shares of authorized, but unissued, or reacquired $.001 par value Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

      4. ADMINISTRATION.

            (a) Procedure. The Company's Board of Directors may appoint a Committee to administer the Plan. The Committee shall consist of not less than two members of the Board of Directors who shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

            If a majority of the Board of Directors is eligible to be granted Options or has been eligible at any time within the preceding year, a Committee must be appointed to administer the Plan. The Committee must consist of not less than two members of the Board of Directors, all of whom are "non-employee directors" as defined in Rule 16b-3 of the General Rules and Regulations promulgated under the Exchange Act.

            (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422A of the Internal Revenue Code of 1986, as amended, or to grant Non-Qualified Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 8(a) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (c) Effect of the Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

      5. ELIGIBILITY. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees as well as directors (subject to the limitations set forth in Section 4), independent contractors and agents, as determined by the Board. Any person who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

            No Incentive Stock Option may be granted to an Employee if, as the result of such grant, the aggregate fair market value (determined at the time each Option was granted) of the Shares with respect to which such Incentive Stock Options are exercisable for the first time by such Employee during any calendar year (under all such plans of the Company and any Parent and Subsidiary) shall exceed One Hundred Thousand Dollars ($100,000).

            The Plan shall not confer upon any Optionee any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment at any time.

      6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of (i) its adoption by the Board of Directors, or (ii) its approval by vote of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. The Plan shall continue in effect for a period of ten (10) years from the effective date of the Plan, unless sooner terminated pursuant to
Section 13 of the Plan.

      7. TERM OF OPTION. The term of each Option shall be ten (10) years from the date of the grant thereof, or such shorter term as may be provided in the instrument evidencing the Option. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the instrument evidencing the Option.

      8. EXERCISE PRICE AND CONSIDERATION.

            (a) The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                  (i) In the case of an Incentive Stock Option

                        (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant; or, as the case may be

                        (B) granted to an Employee not subject to the provisions of Section 8(a)(i)(A), the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of the grant.

                  (ii) In the case of a Non-qualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share on the date of the grant.

            (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices or, if applicable, the closing price of the Common Stock on the date of the grant, as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) System or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on the exchange on the date of the grant of the Option, as reported in the Wall Street Journal.

            (c) The consideration to be paid for the Shares to be issued upon the exercise of an Option or in payment of any withholding taxes thereon, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, check or promissory note; (ii) other Shares of Common Stock owned by the Employee that has a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (iii) an assignment by the Employee of the net proceeds to be received from a registered broker upon the sale of the Shares or the proceeds of a loan from such broker in such amount; or (iv) any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Delaware law and meeting rules and regulations of the SEC to plans meeting the requirements of
Section 16(b)(3) of the Exchange Act.

      9. EXERCISE OF OPTION.

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and subject to such conditions as may be determined by the Board, including performance criteria with respect to the Company and/or the Optionee, as shall be permissible under the terms of the Plan.

                  An Option may not be exercised for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the instrument evidencing the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under
Section 8(c) of the Plan; it being understood that the Company shall take such action as may be reasonably required to permit use of an approved payment method. Until the issuance, which in no event will be delayed more than thirty
(3) days from the date of the exercise of the Option, (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the sock certificate is issued, except as provided in the Plan.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for the sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as an Employee. If an Employee ceases to serve as an Employee, he may, but only within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it as of the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such option (which he was entitled to exercise) within the time period specified herein, the Option shall terminate. Notwithstanding the provisions of this Section 9(b), in the event that the Employee's employment is terminated "for cause," as such term is defined and interpreted by the courts of the State of New York, the Employee's right to exercise his Option shall expire on the date of his termination.

            (c) Notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his total and permanent disability (as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended), he may, but only with three (3) months (or such other period of time not exceeding twelve (12) months as is determined by the Board) from the date of disability, exercise his Option to the extent he was entitled to exercise it at the date of such disability. To the extent that he was not entitled to exercise the Option at the date of disability, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee:

                  (i) during the term of the Option, who is at the time of his death an Employee of the Company and who shall have been in Continuous Status as an Employee since the date of the grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

                  (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board) after the termination of Continuous Status as an Employee, the Option may be exercised at any time within three (3) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

      10. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding Options, either (i) make appropriate provision for the protection of any such outstanding Options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided, only that the excess of the aggregate fair market value of the shares subject to the Options immediately after such substitution over the market price thereof is not more than the excess of the aggregate fair market value of the shares subject to such Options immediately before such substitution over the purchase price thereof, or (ii) upon written notice to an Optionee, provide that all unexercised Options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment period and exercise dates.

      12. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Board makes the determination granting such Option. Notice of the determination shall be given to each person to whom an Option is so granted within a reasonable time after the date of such grant.

      13. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require the approval of the holders of a majority of the outstanding shares of the Company entitled to vote:

                  (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;

                  (ii) any change in the designation of the class of persons eligible to be granted Options;

 or

                  (iii) any material increase in the benefits accruing to participants under the Plan.

            (b) Stockholder Approval. If any amendment requiring stockholder approval under Section 13(a) of the Plan is made, such stockholder approval shall be solicited as described in Section 17(a) of the Plan.

            (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Company.

      14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by, or appropriate under, any of the aforementioned relevant provisions of law.

      15. RESERVATION OF SHARES. The Company shall be under no obligation to reserve shares of capital stock to fill Options. The grant of Options to Employees hereunder shall not be construed to constitute the establishment of a trust of such shares and no particular shares shall be identified as optioned and reserved for Employees hereunder. The Company shall be deemed to have complied with the terms of the Plan if, at the time of issuance and delivery pursuant to the exercise of an Option, it has a sufficient number of shares authorized and unissued or in its treasury which may then be appropriated and issued for purposes of the Plan, irrespective of the date when such shares were authorized.

      16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

      17. STOCKHOLDER APPROVAL. Continuation of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. The approval of such stockholders of the Company shall be (1) solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, or (2) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished.

      18. OTHER PROVISIONS. The Stock Option Agreement authorized under the Plan shall contain such other provisions, including without limitation restrictions upon the exercise of the Option, as the Board of Directors of the Company shall deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Options as shall be necessary in order that such Option will be an Incentive Stock Option as defined in Section 422A of the Internal Revenue Code of 1986, as amended.

      19. INDEMNFICATION OF BOARD. In addition to such other rights of indemnification as they may have as directors or as members of the Board, the members of the Board shall be indemnified by the Company against the reasonable expenses, including attorneys fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after the institution of any such action, suit or proceeding a Board member shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend the same.

      20. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

      21. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and masculine pronoun shall include the feminine gender.

      22. HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.


Adopted by Directors:  March 9, 2005
Adopted by Stockholders:

                        APPENDIX III (CHARTER AMENDMENT)

                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

                                       OF

                              INFINITE GROUP, INC.
                           (Pursuant to Section 242 of
                      the Delaware General Corporation Law)

                                   ----------

      Infinite Group, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "DGCL") does hereby certify that:

      1. The name of the Corporation is Infinite Group, Inc.

      2. The Board of Directors of the Corporation unanimously duly adopted a resolution to amend the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") to increase the number of shares of common stock authorized for issuance from 20,000,000 to 60,000,000, declaring the amendment's advisability to its stockholders, and directing that the amendment be considered at the 2005 annual meeting of the stockholders of the Corporation followed by a majority vote in favor of the amendment by the stockholders at such annual meeting. The amendment adopted provides as follows:

      (i) That the first sentence of Article Fourth of the Certificate of Incorporation would be amended in its entirety to read as follows:

      "FOURTH: The total number of shares of stock which the corporation shall have authority to issue is sixty-one million (61,000,000) shares of which sixty million (60,000,000) shares shall be Common Stock with a par value of each of $.001 per share and one million (1,000,000) shares shall be Preferred Stock with a par value of $.01 per share.

            Additional designations of powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the corporation shall be determined by the Board of Directors from time to time."

      3. That the Amendment herein certified have been duly adopted in accordance with the provisions of Section 242 of the DGCL by the Board of Directors.

      4. This Certificate of Amendment shall become effective upon the filing hereof in the Office of the Secretary of State of the State of Delaware.

      Executed on this ____ day of ____, 2006

                                        Infinite Group, Inc.


                                        By:
                                           --------------------------------
                                           Michael S. Smith
                                           President and Chief Executive Officer

                       SOLICITED BY THE BOARD OF DIRECTORS
                              INFINITE GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS



                                February 17, 2006



                                      PROXY



      The undersigned stockholder of Infinite Group Inc. (the "Company") hereby appoints Michael S. Smith and Kenneth S. Rose and each of them acting singly, with power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Friday, February 17, 2006 at 10:00 a.m., Pacific time, at One America Plaza, 600 West Broadway, Second Floor, San Diego, CA 92101 ("Annual Meeting"), and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and the Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.



                                   SEE REVERSE
              (IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

|X| Please mark votes as in this example.
The Board of Directors recommends a vote FOR proposals 1, 2, 3 and 4.


1.    Election of Directors:

      Nominees:                            FOR         WITHHOLD
      Michael S. Smith                     |_|           |_|
      Paul J. Delmore                      |_|           |_|
      Allan M. Robbins                     |_|           |_|


                                           FOR          AGAINST         ABSTAIN

2.    Proposal to ratify and approve       |_|           |_|               |_|
      the Company's 2005 Stock Option
      Plan

                                           FOR          AGAINST         ABSTAIN

3.    Proposal  to approve an  increase    |_|           |_|               |_|
      in the number of  authorized
      shares of common stock from
      20,000,000 to 60,000,000

4.    Ratify  the  appointment  of         |_|           |_|               |_|
      Freed  Maxick &  Battaglia,  CPAs,
      P.C.  as independent auditors.

MARK HERE FOR                              MARK
ADDRESS CHANGE       |_|                   HERE FOR    |_|
AND NOTE BELOW                             COMMENTS

      The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                           Dated:
                                                 -------------------------------

                                           -------------------------------------
                                                  Signature of Stockholder

                                           -------------------------------------
                                                  Signature of Stockholder

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT  - PLEASE  FILL IN,  SIGN  AND  RETURN  PROMPTLY  USING  THE  ENCLOSED
ENVELOPE.